Exhibit 10(a)

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Amendment No. 11 to Investment Company Act File No. 811-7885 on Form N-1A of Quantitative Master Series Trust of our reports dated as follows:

February 1, 2002         Master Small Cap Index Series
February 1, 2002         Master S&P 500 Index Series
February 15, 2002        Master International Index Series
February 19, 2002        Master Aggregate Bond Index Series
February 25, 2002        Master Extended Market Index Series
February 26, 2002        Master Enhanced International Series
February 26, 2002        Master Enhanced S&P 500 Series

appearing in each Series' respective Feeder Fund's December 31, 2001 Annual Report, which are incorporated by reference in Part B of the Registration Statement.

We also consent to the incorporation by reference of our report dated February 25, 2002, appearing in the December 31, 2001 Annual Report of Master Mid Cap Index Series, which is also incorporated by reference in Part B of the Registration Statement.

/s/ Deloitte & Touche LLP

New York, New York
April 29, 2002